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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITOR'S CONSENT


The Board of Directors
American Homestar Corporation


We consent to the use in this Annual Report of American Homestar Corporation on Form 10-K of our report dated April 11, 1997 (June 5, 1997 as to Note 12), relating to the financial statements of Brilliant Holding Corporation and subsidiaries (not presented separately herein) for the years ended December 31, 1996 and 1995.


                                                       /s/ Delloite & Touche LLP



Birmingham, Alabama
August 27, 1998